UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

The Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to § 240.14a-12

EMPIRE RESORTS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Empire Resorts, Inc. (NASDAQ: NYNY), today issued the following press release:

ALL THREE LEADING INDEPENDENT PROXY ADVISORY FIRMS RECOMMEND EMPIRE RESORTS STOCKHOLDERS VOTE FOR THE MERGER WITH AFFILIATES OF KIEN HUAT REALTY III LIMITED AND GENTING MALAYSIA BERHAD

EMPIRE RESORTS REMINDS STOCKHOLDERS TO VOTE FOR THE MERGER AND RELATED PROPOSALS AT THE NOVEMBER 13, 2019 SPECIAL MEETING

MONTICELLO, N.Y. (BUSINESS WIRE) – Empire Resorts, Inc. (NasdaqGM: NYNY) (“Empire Resorts” or the “Company”) today announced that all three independent proxy advisory firms, Institutional Shareholder Services Inc. (“ISS”), Glass, Lewis & Co. (“Glass Lewis”) and Egan Jones, recommend a vote “FOR” the adoption of the Agreement and Plan of Merger (the “merger agreement”) between Empire Resorts and certain affiliates of Kien Huat Reality III ltd. and Genting Malaysia Berhad, which will be voted upon at the November 13, 2019 Special Meeting of Empire Resorts’ Stockholders. As previously announced, under the terms of the merger agreement, holders of Empire Resorts common stock will receive $9.74 per share in cash in the merger.

Empire Resorts’ Board of Directors encourages stockholders to vote “FOR” each of the proposals relating to the merger by completing and returning their proxy card. Stockholders are advised that if they have any questions or need assistance in voting their shares, they should contact Empire Resorts’ proxy solicitor, MacKenzie Partners, Inc. at (800) 322-2885.

Your vote is important. Please vote to ensure your shares are counted at the meeting.

About Empire Resorts, Inc.

Empire Resorts, Inc. was organized as a Delaware corporation on March 19, 1993, and since that time has served as a holding company for various subsidiaries engaged in the hospitality and gaming industries. Empire owns and operates Resorts World Catskills, an all-season integrated destination casino resort located in Sullivan County, New York, approximately 90 miles from New York City, including the 101-room lifestyle hotel The Alder adjacent to the casino. Empire also owns and operates Monticello Raceway, a harness horseracing facility that began racing operations in 1958 in Monticello, New York, approximately 90 miles northwest of New York City.

Further information about the Company is available at www.empireresorts.com, www.rwcatskills.com and www.monticellocasinoandraceway.com.

Additional Information and Certain Information Regarding Participants

The Company, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the proposed transaction. The Company has filed a definitive proxy statement and other relevant materials with the SEC on October 11, 2019 in connection with any such solicitation of proxies from Company stockholders. COMPANY STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT MATERIALS IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the ownership of the Company’s directors and executive officers in the Company’s common stock is included in their SEC filings on Forms 3, 4, and 5, which can be found through the Company’s website (http://www.empireresorts.com), or through the SEC’s website at www.sec.gov. Information can also be found in the Company’s other SEC filings, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2018. More detailed and updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement and other materials filed with the SEC in connection with the proposed transaction. Stockholders may obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge at the Company’s website at http://www.empireresorts.com, or by writing to Empire Resorts, Inc., at c/o Monticello Casino and Raceway, 204 State Route 17B, P.O. Box 5013, Monticello, New York 12701.

Forward-Looking Statements

The information contained herein contains forward-looking statements, including forward-looking statements that reflect our expectations as to the completion and timing of the merger, other information relating to the merger, projected financial information and other forward-looking information, and often in statements identified by the words “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” and variations of these terms and similar expression, or the negative of these terms or similar expressions. These statements are based on management’s current beliefs, expectations, plans, assumptions and objectives of the Company and are subject to significant risks and uncertainties. All forward-looking statements speak only as of the date as of which they are made. These statements are not guarantees and involve certain risks, uncertainties and assumptions concerning future events that are difficult to predict. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, risks related to the Merger, including the risk that the proposed merger may not occur, the risk of unexpected costs or liabilities, delays due to regulatory review, the risk that certain closing conditions may not be timely satisfied or waived, the risk of litigation, the risk that any announcements relating to the proposed merger could have adverse effects on the market price of the Company’s common stock, and the risk that general and business conditions may change. Risk factors are detailed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and subsequent reports filed with the SEC. Such reports are available on the SEC’s website (www.sec.gov). We caution you not to place undue reliance on any forward-looking statements, which are made as of the date hereof or as otherwise specified herein. The Company undertakes no obligation to update any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Contacts

Talya Regan, 845-428-7200, EXT. 1646

Public Relations Manager

tshlang@rwcatskills.com

Matthew Sherman / Ed Trissel

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449